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                                                                 EXHIBIT (a)(20)

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                            CERTIFICATE OF CORRECTION

          MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), hereby certifies to the Maryland State Department of Assessments and Taxation (the "Department") that:

          FIRST: The title of the document being corrected is Articles of Amendment to the Articles of Amendment and Restatement (the "Articles of Amendment").

          SECOND: The Corporation is the only party to the Articles of Amendment.

          THIRD: The Articles of Amendment were filed with the Department on August 25, 2005 at 4:32 p.m. in Film B00846, at folio 1692.

          FOURTH: The Articles of Amendment contained typographical errors, errors of transcription or other errors and the Corporation desires to correct such errors by filing this Certificate of Correction.

          FIFTH: The first error appears in Article SECOND of the Articles of Amendment, which reads as follows:

          SECOND: Pursuant to the authority contained in Section 2-605(a)(2) of the MARYLAND GENERAL CORPORATION LAW (the "MGCL"), the Board of Directors of the Corporation at a meeting duly convened and held on August 25, 2005 approved (i) the change of the name of the Large Cap Relative Value Portfolio, a portfolio of Common Stock of the Corporation, to the Large Cap Value Portfolio; and (ii) the change of the name of the Value Equity Portfolio, also a portfolio of Common Stock of the Corporation, to the Large Cap Relative Value Portfolio.

          SIXTH: Article SECOND of the Articles of Amendment, as corrected, reads as follows:

          SECOND: Pursuant to the authority contained in Section 2-605(a)(2) of the MARYLAND GENERAL CORPORATION LAW (the "MGCL"), the Board of Directors of the Corporation at a meeting duly convened and held on August 25, 2005 approved the change of the name of the Large Cap Relative Value Portfolio, a portfolio of Common Stock of the Corporation, to the Large Cap Value Portfolio.

          SEVENTH: The second error appears in Article THIRD of the Articles of Amendment, which reads as follows:

          THIRD: The Corporation desires to, and does hereby, amend its Articles of Amendment and Restatement as currently in effect (the "Charter") pursuant to Sections 2-601 et seq. of the MGCL to change the names of

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          two portfolios of Common Stock of the Corporation referred to above by deleting from the Charter the existing Article FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:

               3. Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class. Any such class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below. Subject to such aforesaid power, the Board of Directors has designated the following portfolios of the Corporation and for each has designated two classes of shares of Common Stock with the exception of the Municipal Money Market and the International Small Cap Portfolios. The names of such classes and the number of shares of Common Stock classified and allocated to these classes are as follows:

                                                                                NUMBER OF SHARES OF
                                                                                COMMON STOCK
                                                                                CLASSIFIED AND
         NAME OF CLASS                                                          ALLOCATED
         Active International Allocation Portfolio - Class A                           500,000,000 shares
         Active International Allocation Portfolio - Class B                           500,000,000 shares
         China Growth Portfolio - Class A                                              500,000,000 shares
         China Growth Portfolio - Class B                                              500,000,000 shares
         Emerging Markets Debt Portfolio - Class A                                     500,000,000 shares
         Emerging Markets Debt Portfolio - Class B                                     500,000,000 shares
         Emerging Markets Portfolio - Class A                                          500,000,000 shares
         Emerging Markets Portfolio - Class B                                          500,000,000 shares
         Equity Growth Portfolio - Class A                                             500,000,000 shares
         Equity Growth Portfolio - Class B                                             500,000,000 shares
         European Real Estate Portfolio - Class A                                      500,000,000 shares
         European Real Estate Portfolio - Class B                                      500,000,000 shares
         Focus Equity Portfolio - Class A                                              500,000,000 shares
         Focus Equity Portfolio - Class B                                              500,000,000 shares

         Global Franchise Portfolio - Class A                                          500,000,000 shares
         Global Franchise Portfolio - Class B                                          500,000,000 shares
         Global Value Equity Portfolio - Class A                                       500,000,000 shares
         Global Value Equity Portfolio - Class B                                       500,000,000 shares
         Gold Portfolio - Class A                                                      500,000,000 shares
         Gold Portfolio - Class B                                                      500,000,000 shares
         International Equity Portfolio - Class A                                      500,000,000 shares
         International Equity Portfolio - Class B                                      500,000,000 shares
         International Magnum Portfolio - Class A                                      500,000,000 shares
         International Magnum Portfolio - Class B                                      500,000,000 shares
         International Small Cap Portfolio - Class A                                 1,000,000,000 shares
         Large Cap Relative Value Portfolio - Class A                                  500,000,000 shares
         Large Cap Relative Value Portfolio - Class B                                  500,000,000 shares
         Large Cap Value Portfolio - Class A                                           500,000,000 shares
         Large Cap Value Portfolio - Class B                                           500,000,000 shares
         MicroCap Portfolio - Class A                                                  500,000,000 shares
         MicroCap Portfolio - Class B                                                  500,000,000 shares
         Money Market Portfolio - Class A                                            4,000,000,000 shares
         Money Market Portfolio - Class B                                            2,000,000,000 shares
         Mortgage-Backed Securities Portfolio - Class A                                500,000,000 shares
         Mortgage-Backed Securities Portfolio - Class B                                500,000,000 shares
         Municipal Bond Portfolio - Class A                                            500,000,000 shares
         Municipal Bond Portfolio - Class B                                            500,000,000 shares
         Municipal Money Market Portfolio - Class A                                  4,000,000,000 shares
         Small Company Growth Portfolio - Class A                                      500,000,000 shares
         Small Company Growth Portfolio - Class B                                      500,000,000 shares
         U.S. Equity Plus Portfolio - Class A                                          500,000,000 shares
         U.S. Equity Plus Portfolio - Class B                                          500,000,000 shares
         U.S. Real Estate Portfolio - Class A                                          500,000,000 shares
         U.S. Real Estate Portfolio - Class B                                          500,000,000 shares
         TOTAL                                                                      31,000,000,000 SHARES

          EIGHTH: Article THIRD of the Articles of Amendment, as corrected, reads as follows:

          THIRD: The Corporation desires to, and does hereby, amend its Articles of Amendment and Restatement as currently in effect (the "Charter") pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of Common Stock of the Corporation referred to above by deleting from the Charter the existing Article FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:

               3. Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common

                                        3
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               Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class. Any such class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below. Subject to such aforesaid power, the Board of Directors has designated the following portfolios of the Corporation and for each has designated two classes of shares of Common Stock with the exception of the Municipal Money Market and the International Small Cap Portfolios. The names of such classes and the number of shares of Common Stock classified and allocated to these classes are as follows:

                                                                                NUMBER OF SHARES OF
                                                                                COMMON STOCK
                                                                                CLASSIFIED AND
         NAME OF CLASS                                                          ALLOCATED
         Active International Allocation Portfolio - Class A                           500,000,000 shares
         Active International Allocation Portfolio - Class B                           500,000,000 shares
         China Growth Portfolio - Class A                                              500,000,000 shares
         China Growth Portfolio - Class B                                              500,000,000 shares
         Emerging Markets Debt Portfolio - Class A                                     500,000,000 shares
         Emerging Markets Debt Portfolio - Class B                                     500,000,000 shares
         Emerging Markets Portfolio - Class A                                          500,000,000 shares
         Emerging Markets Portfolio - Class B                                          500,000,000 shares
         Equity Growth Portfolio - Class A                                             500,000,000 shares
         Equity Growth Portfolio - Class B                                             500,000,000 shares
         European Real Estate Portfolio - Class A                                      500,000,000 shares
         European Real Estate Portfolio - Class B                                      500,000,000 shares
         Focus Equity Portfolio - Class A                                              500,000,000 shares
         Focus Equity Portfolio - Class B                                              500,000,000 shares
         Global Franchise Portfolio - Class A                                          500,000,000 shares
         Global Franchise Portfolio - Class B                                          500,000,000 shares
         Global Value Equity Portfolio - Class A                                       500,000,000 shares
         Global Value Equity Portfolio - Class B                                       500,000,000 shares
         Gold Portfolio - Class A                                                      500,000,000 shares
         Gold Portfolio - Class B                                                      500,000,000 shares
         International Equity Portfolio - Class A                                      500,000,000 shares

                                        4
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
         International Equity Portfolio - Class B                                      500,000,000 shares
         International Magnum Portfolio - Class A                                      500,000,000 shares
         International Magnum Portfolio - Class B                                      500,000,000 shares
         International Small Cap Portfolio - Class A                                 1,000,000,000 shares
         Large Cap Value Portfolio - Class A                                           500,000,000 shares
         Large Cap Value Portfolio - Class B                                           500,000,000 shares
         MicroCap Portfolio - Class A                                                  500,000,000 shares
         MicroCap Portfolio - Class B                                                  500,000,000 shares
         Money Market Portfolio - Class A                                            4,000,000,000 shares
         Money Market Portfolio - Class B                                            2,000,000,000 shares
         Mortgage-Backed Securities Portfolio - Class A                                500,000,000 shares
         Mortgage-Backed Securities Portfolio - Class B                                500,000,000 shares
         Municipal Bond Portfolio - Class A                                            500,000,000 shares
         Municipal Bond Portfolio - Class B                                            500,000,000 shares
         Municipal Money Market Portfolio - Class A                                  4,000,000,000 shares
         Small Company Growth Portfolio - Class A                                      500,000,000 shares
         Small Company Growth Portfolio - Class B                                      500,000,000 shares
         U.S. Equity Plus Portfolio - Class A                                          500,000,000 shares
         U.S. Equity Plus Portfolio - Class B                                          500,000,000 shares
         U.S. Real Estate Portfolio - Class A                                          500,000,000 shares
         U.S. Real Estate Portfolio - Class B                                          500,000,000 shares
         Value Equity Portfolio - Class A                                              500,000,000 shares
         Value Equity Portfolio - Class B                                              500,000,000 shares
         TOTAL                                                                      31,000,000,000 SHARES

          NINTH: The undersigned Executive Vice President of the Corporation acknowledges this Certificate of Correction to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President of the Corporation acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.


                            [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Correction to be signed in its name and on its behalf by the Executive Vice President of the Corporation and attested to by its Secretary on this 20th day of September, 2005.

ATTEST:                       MORGAN STANLEY INSTITUTIONAL FUND, INC.


/s/ Mary E. Mullin            By: /s/ Ronald E. Robison             (SEAL)
--------------------------        ----------------------------------
Mary E. Mullin                    Ronald E. Robison
Secretary                         Executive Vice President